Exhibit 99.01

News Release Andrea Prochniak, Investors 212.756.4542 andrea.prochniak@alliancebernstein.com	John Meyers, Media 212.969.2301 john.meyers@alliancebernstein.com

AllianceBernstein Adopts Rule 10b5-1 Stock Repurchase Plan

New York, NY, August 9, 2011 – AllianceBernstein L.P. and AllianceBernstein Holding L.P. (NYSE: AB) today announced that they have adopted a plan to repurchase AllianceBernstein Holding Units pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934.

A plan under Rule 10b5-1 allows a company to repurchase its shares at times when it otherwise might be prevented from doing so because of self-imposed trading blackout periods and because it possesses material non-public information.  A broker selected by the Company will have the authority under the terms and limitations specified in the plan to repurchase shares on the Company’s behalf in accordance with the terms of the plan.  Repurchases are subject to SEC regulations as well as certain price, market volume and timing constraints specified in the plan.

AllianceBernstein intends to use its 10b5-1 plan to make Holding Unit repurchases in the market during both its open trading window and blackout periods to help fund anticipated obligations under its incentive compensation award program and for general corporate purposes.

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements.  The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors.  Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements.  For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” and “Cautions Regarding Forward-Looking Statements” in AllianceBernstein’s Form 10-K for the year ended December 31, 2010 and subsequent Forms 10-Q.  Any or all of the forward-looking statements made in this news release, Form 10-K, Forms 10-Q, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong.  It is important to remember that other factors besides those listed in “Risk Factors” and “Cautions Regarding Forward-Looking Statements”, and those listed above, could also adversely affect AllianceBernstein’s financial condition, results of operations and business prospects.

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About AllianceBernstein

AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional investors, individuals and private clients in major world markets.

At June 30, 2011, AllianceBernstein Holding L.P. owned approximately 37.8% of the issued and outstanding AllianceBernstein Units and AXA, one of the largest global financial services organizations, owned an approximate 62.4% economic interest in AllianceBernstein.

Additional information about AllianceBernstein may be found on our internet site, www.alliancebernstein.com.

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